Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
(24) Subsequent Events
On January 22, 2021, Lamar Media issued, through an institutional private placement, $550,000 in aggregate principal amount of 3 5/8% Senior Notes due 2031 (the “3 5/8% Senior Notes”). The issuance of the 3 5/8% Senior Notes resulted in net proceeds to Lamar Media of approximately $542,500. Lamar Media used the proceeds of this offering, together with cash on hand and borrowings under its senior secured revolving credit facility and Accounts Receivable Securitization Program, to redeem all of its outstanding $650,000 aggregate principal amount 5 3/4% Senior
Notes due 2026 on February 3, 2021.